UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

November 18, 2021 (November 12, 2021)

FINNOVATE ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41012	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

The White House, 20 Genesis Close, George Town Grand Cayman, Cayman Islands	KY1 1208
(Address of principal executive offices)	(Zip Code)

+1 (347)743-4664

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and three-quarters of one redeemable warrant	FNVTU	The Nasdaq Stock Market LLC

Class A ordinary shares, par value $0.0001 per share	FNVT	The Nasdaq Stock Market LLC

Redeemable warrants, each warrant exercisable for one Class A ordinary share at an exercise price of $11.50	FNVTW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On November 8, 2021, Finnovate Acquisition Corp. (the “Company”) consummated its initial public offering (“IPO”) of 15,000,000 units (the “Units”). Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (the “Class A ordinary shares”), and three-quarters of one redeemable warrant of the Company (“Warrant”), each whole Warrant entitling the holder thereof to purchase one Class A ordinary share for $11.50 per share. The Units were sold at a price of $10.00 per unit, generating gross proceeds to the Company of $150,000,000. The Company granted underwriter a 45-day option to purchase up to an additional 2,250,000 Units to cover over-allotments, if any (“Over-Allotment Units”).

As reported previously on a Current Report on Form 8-K filed by the Company on November 8, 2021, simultaneously with the closing of the IPO on November 8, 2021, the Company completed the private sale of an aggregate of 7,900,000 Warrants (the “Private Placement Warrants”) to the Company’s sponsor, Finnovate Sponsor L.P., ( the “Sponsor”) which purchased 7,400,000 Warrants, and the underwriter, which purchased 500,000 Warrants. The purchase price per Private Placement Warrant was $1.00, generating aggregate gross proceeds to the Company of $7,900,000.

As reported previously in a Current Report on Form 8-K filed by the Company on November 12, 2021, the Company consummated the sale of 2,250,000 Over-Allotment Units to the underwriter. Such Over-Allotment Units were sold at a price of $10.00 per Unit, generating gross proceeds of $22,500,000. Simultaneously with the closing of the sale of the Over-Allotment Units on November 12, 2021, the Company completed the additional private sale of an aggregate of 900,000 Warrants (the “Additional Private Placement Warrants”) to the Sponsor, which purchased 843,038 Warrants, and the underwriter, which purchased 56,962 Warrants. The purchase price per Additional Private Placement Warrant was $1.00, generating additional aggregate gross proceeds to the Company of $900,000.

Following the closing of the over-allotment option and sale of Additional Private Placement Warrants (together, the “Over-Allotment Closing”), a total of $175,950,000 was held in a U.S.-based trust account at Goldman Sachs & Co. maintained by Continental Stock Transfer & Trust Company, acting as trustee.

An audited balance sheet as of November 8, 2021 reflecting the receipt of the proceeds upon the closing of the IPO and the sale of Private Placement Warrants was previously filed by the Company as an exhibit to the Current Report on Form 8-K filed by the Company on November 12, 2021. The Company’s unaudited pro forma balance sheet as of November 8, 2021, adjusted for the Over-Allotment Closing on November 12, 2021, is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.	Description of Exhibits

99.1	Pro Forma Balance Sheet, as of November 8, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Finnovate Acquisition Corp.

Date: November 18, 2021	By:	/s/ David Gershon
	Name:	David Gershon
	Title:	Chairman and Chief Executive Officer